UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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FOREST LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Welcome

Welcome to our website. Here you can find information pertaining to Forest Laboratories, Inc. and our 2011 Annual Meeting of Stockholders, which will be held on Thursday, August 18, 2011 in New York, New York. The votes of Forest stockholders are very important at this critical juncture in the Company's history.

Your Board has nominated 10 highly qualified candidates to serve on Forest's Board, including 7 incumbent directors and 3 new independent nominees. If elected, our nominees are committed to representing the best interests of all Forest stockholders, and your Board urges you to vote FOR Forest's entire slate by using the WHITE proxy card that you have received from Forest.

You can find voting instructions, biographies of our nominees, relevant letters to stockholders, our proxy statement and any amendments or supplements to it, and other useful information on this website. We encourage you to read all the materials carefully.

We thank you for your support.

Press Releases

08.15.11 Forest Laboratories Sends Open Letter To Shareholders

08.11.11 Forest Laboratories Sends Open Letter To Shareholders

more >

Shareholder Letters

08.11.11 August 11th Shareholder Letter

08.05.11 August 5th Shareholder Letter

08.01.11 August 1st Shareholder Letter

07.18.11 July 18th Shareholder Letter

more >

Presentations & Materials

08.15.11 Supplemental Disclosure and Copy of John Hawley Trust NY Complaint

08.11.11 Forest Labs – Key Considerations for Shareholders

08.08.11 Forest Labs – We Believe Icahn's Nominees are Conflicted

more >

SEC Filings

08.11.11 ISS Recommends Forest Shareholders Vote the Company's White Card at Annual Meeting

08.10.11 Updates to Website

08.10.11 ISS Recommends Forest Shareholders Vote For Company's Entire Slate of Ten Board Nominees

more >

HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS & MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT

© 2011 Forest Laboratories, Inc. | Important Information

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Press Releases

Date	Title	PDF
08.15.2011	Forest Laboratories Sends Open Letter To Shareholders	
08.11.2011	Forest Laboratories Sends Open Letter To Shareholders	
08.10.2011	ISS Recommends Forest Shareholders Vote the Company's White Card at Annual Meeting	
08.10.2011	ISS Recommends Forest Shareholders Vote For Companys Entire Slate of Ten Board Nominees	
08.08.2011	Forest Laboratories Sends Letter to Shareholders	
08.05.2011	HHS-OIG Drops Potential Action Against Forest CEO Howard Solomon	
08.05.2011	Forest Laboratories Issues Statement Regarding Litigation with Icahn	
08.01.2011	Forest Laboratories Sends Letter to Shareholders	
07.29.2011	Forest Laboratories Files Investor Presentation	
07.18.2011	Forest Laboratories Files Definitive Proxy Materials For Annual Meeting To Be Held On August 18, 2011	
07.18.2011	Forest Laboratories Announces Director Nominees for Election at 2011 Annual Meeting	
06.13.2011	Forest Laboratories Receives Notice of Director Nominations

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Press Releases

Forest Laboratories Sends Open Letter To Shareholders

Recommends Shareholders Vote the WHITE Proxy Card For All Forest Nominees

NEW YORK, August 15, 2011 — Forest Laboratories, Inc. (NYSE: FRX) ("Forest") today sent the following open letter to all Forest shareholders in connection with the Company's Annual Meeting on August 18, 2011.

August 15, 2011

Dear Fellow Shareholders,

As you know, our Annual Meeting will be held this Thursday, August 18, 2011 at 10:00 am EDT. This year's meeting marks a critical juncture for the Company's future. We believe you can enhance the value of your investment in Forest by supporting our slate of ten talented, experienced and extremely well qualified Board nominees. Each of the nominees is committed to building value for all our shareholders.

THERE IS STILL TIME TO VOTE YOUR SHARES BY PHONE OR INTERNET!

Leading proxy advisory firms Institutional Shareholder Services (ISS) and Egan-Jones agree with your Board's unanimous recommendation that you vote for our entire slate. Your vote is important – no matter how many shares you own. Please vote the WHITE proxy card by phone or internet today FOR ALL Forest nominees.

The Forest Board and Management Team Have Created Billions for Stockholders

Forest's Board and management team have a long track record of delivering superior performance and creating value for shareholders. Since June 30, 1991, Forest's share price has grown 774.2% at an 11.5% compounded annual rate, and the Company has split its stock three times two-for-one during the last 20 years.

The strength of Forest's business and balance sheet has enabled us to devote significant capital to business development opportunities while regularly returning capital to our shareholders.

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The strength of Forest's business and balance sheet has enabled us to devote significant capital to business development opportunities while regularly returning capital to our shareholders.

- Over the past 20 years, the Company has returned approximately $4.8 billion of capital to shareholders through stock repurchases.
- In the past year alone, Forest has repurchased over $1 billion in stock through accelerated share repurchase programs.
- In addition, the Company has an open authorization to repurchase up to an additional 27.0 million shares.
- The Company has the capital and a solid balance sheet to fund additional new business opportunities and execute additional share repurchases.

[SEE CORRESPONDING GRAPHIC]

We Believe Forest's Nominees To Be Far More Qualified Than Icahn's

All ten Forest candidates are committed to transparency and responsiveness, and will work on behalf of all investors and ensure board-level focus on maximizing the potential of our robust pipeline. Our slate represents an appropriate balance of new perspectives and board members who have helped build value and execute the Company's strategy over the longer term.

In addition to our highly qualified incumbent directors, we have nominated three outstanding new independent candidates with strong executive experience, no prior relationships with the Company, and no conflicts with Forest. These "new 3" independent nominees – **Christopher Coughlin, Gerald Lieberman** and **Brent Saunders** – are highly accomplished professionals who bring to the Board their operational skills, financial acumen, investor perspective, compliance expertise, and corporate governance experience that will be instrumental to our future growth and success. We anticipate that these new independent directors would make significant contributions to our board and join our continuing directors on the key Board committees, and with their election, Forest will have added six new directors in the past five years.

Leading Proxy Advisory Firms Recommend that Shareholders Support Forest's Nominees

We are gratified that three independent proxy advisory firms have announced their strong support for Forest's nominees. We believe the following recommendations reflect our strong track record of developing new products, the high caliber of our director candidates and the balance of valuable experience and new perspectives we have assembled on our slate:

- **Institutional Shareholder Services (ISS) said that Icahn "has not demonstrated a compelling case that change at the Board level is needed"[1] and recommended FOR ALL 10 of Forest's nominees.**

•Institutional Shareholder Services (ISS) said that Icahn “has not demonstrated a compelling case that change at the Board level is needed"[1] and recommended FOR ALL 10 of Forest’s nominees. Egan-Jones stated it was “not convinced that the election of the dissidents’ slate of nominees... would work to the benefit of shareholders"[2] and recommended FOR ALL 10 of Forest’s nominees. Glass Lewis reject ed all but one of Icahn’s nominees, thereby effectively supporting 9 OUT OF 10 of Forest’s nominees. Icahn’s Nominees Have Failed In Our View to Prove They Deserve Your Support Reject Their Bid For Your Vote — Do Not Sign the Gold Proxy Cards We believe Icahn has offered no good reasons to elect his hand-picked nominees, who lack operational experience, have in our view significant conflicts of interest and have shown themselves as not understanding Forest’s business. Richard Mullig an and Eric Ende have no previous corporate operating or management experience and have no expertise in compliance or governance. During Richard Mulligan’s six years of combined service as a director of ImClone, Biogen Idee and Enzon, none of these companies had a new product approved in the U.S. During Alex Denner’s involvement with ImClone, Biogen Idee, Amylin and Enzon, none of these companies had a new product approved in the U.S. Denner also was tasked with finding a new CEO for Enzon and has failed for a year and a half to find a permanent replacement. We believe Alex Denner and Richard Mulligan are seriously conflicted due to their service as directors on the Boards of Biogen Idee and Amylin, two companies that compete with Forest for new product licensing and acquisition opportunities in important and overlapping therapeutic areas. Lucian Bebchuk has no pharmaceutical or operating experience, and his limited public company board experience is less than five months on the board of Norilsk Nic kel, a Russian mining company. None of Icahn’s four nominees have been on the board of any company when it has received a New Chemical Entity (NCE) or Biological License Application (BLA) approval.

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- None of Icahn's four nominees have been on the board of any company when it has received a New Chemical Entity (NCE) or Biological License Application (BLA) approval.

Late last week, Icahn nominee Alex Denner made generic assertions about "applying return on investment rigor" and promised to focus "on medicines prescribed by primary-care physicians and seek ways to reduce spending." While these superficial sound bites may get media attention, they do not constitute a real strategy and underscore Denner's apparent lack of understanding of Forest's business.

It is telling that Denner, who purports to have experience qualifying him to be a director, would make such uninformed assertions. Anyone who had taken the time to study our business would know that the core of Forest's marketing strategy has always been focused on primary care and the few non-primary care products Forest does have are highly profitable because they have lower marketing costs. In addition, we believe our shareholders and analysts understand that cutting spending while launching five new products is a recipe for failure.

******

We also are pleased to announce that we recently reached an agreement with plaintiffs who were seeking to enjoin Forest's Annual Meeting from proceeding as planned. In connection with this agreement, Forest today is filing with the Securities and Exchange Commission and is posting to its website (www.FRX2011annualmeeting.com) a copy of the complaint along with certain additional information. We are very pleased to have resolved this aspect of the matter so quickly.

TIME IS SHORT – SHOW YOUR SUPPORT FOR FOREST'S NOMINEES – VOTE THE WHITE PROXY CARD BY TELEPHONE OR INTERNET TODAY!

Support your Board by voting the **WHITE** proxy card by telephone or internet **TODAY**. We also urge you to **DISCARD ANY GOLD PROXY CARD** sent to you by Carl Icahn. If you have already returned a gold proxy card, you can change your vote by internet or phone, using the information on your WHITE proxy card. Only your latest dated proxy card will be counted.

Shareholders who have questions or need assistance voting their shares can e-mail frxproxy@mackenziepartners.com or call MacKenzie Partners toll-free at (800) 322-2885.

Over the past few weeks, we have had many meetings and conversations with stockholders who have shared their views on a wide range of topics, including Forest's corporate governance. We appreciate this input and remain committed to continuing to build value for our shareholders and striving for the highest standards of corporate governance.

On behalf of Forest's Board of Directors, we thank you for your continued support.

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input and remain committed to continuing to build value for our shareholders and striving for the highest standards of corporate governance.

On behalf of Forest's Board of Directors, we thank you for your continued support.

Sincerely,

/s/

Howard Solomon

Chairman of the Board and Chief Executive Officer

/s/

Kenneth Goodman
Presiding Independent Director

Forward Looking Information
Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories' Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.

Important Additional Information
Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies fromForestshareholders in connection with the matters to be considered at Forest Laboratories' 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the "Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") in connection with such solicitation of proxies fromForestshareholders. FORESTSHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security

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Important Additional Information

Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies fromForestshareholders in connection with the matters to be considered at Forest Laboratories' 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the "Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") in connection with such solicitation of proxies fromForestshareholders. FORESTSHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC's website at www.sec.gov. Copies are also available at no charge at Forest Laboratories' website at www.frx.com or by writing to Forest Laboratories at909 Third Avenue,New York,New York10022.

This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material.

If you have any questions, require assistance with voting your WHITE proxy card,

or need additional copies of the proxy materials, please contact:

MacKenzie Partners
105 Madison Avenue
New York,NY10016

frxproxy@mackenziepartners.com

(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885

frxproxy@mackenziepartners.com (212) 929-5500 (Call Collect) Or TOLL-FREE (800) 322-2885 Investor Contact: Frank J. Murdolo Vice President-Investor Relations, Forest Laboratories, Inc. 1-212-224-6714 Frank.Murdolo@frx.com Media Contacts: SardVerbinnen&Co Hugh Burns/Renee Soto/Lesley Bogdanow 1-212-687-8080 Additional Investor Contacts: MacKenzie Partners Dan Burch 1-212-929-5748 Charlie Koons 1-212-929-5708 ### [1] ISS Proxy Report, Aug ust 10,2011, p. 2 [2] Egan-Jones Proxy Report, July 28,2011. p.6 back HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS S MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT ©2011 Forest Laboratories, Inc. | Important Information

FOREST LABORATORIES SENDS OPEN LETTER TO SHAREHOLDERS
Recommends Shareholders Vote the WHITE Proxy Card For All Forest Nominees
NEW YORK, August 15, 2011 — Forest Laboratories, Inc. (NYSE: FRX) (“Forest”) today sent the following open letter to all Forest shareholders in connection with the Company’s Annual Meeting on August 18, 2011.
August 15, 2011
Dear Fellow Shareholders,
As you know, our Annual Meeting will be held this Thursday, August 18, 2011 at 10:00 am EDT. This year’s meeting marks a critical juncture for the Company’s future. We believe you can enhance the value of your investment in Forest by supporting our slate of ten talented, experienced and extremely well qualified Board nominees. Each of the nominees is committed to building value for all our shareholders.
THERE IS STILL TIME TO VOTE YOUR SHARES BY PHONE OR INTERNET!
Leading proxy advisory firms Institutional Shareholder Services (ISS) and Egan-Jones agree with your Board’s unanimous recommendation that you vote for our entire slate. Your vote is important — no matter how many shares you own. Please vote the WHITE proxy card by phone or internet today FOR ALL Forest nominees.
The Forest Board and Management Team Have Created Billions for Stockholders
Forest’s Board and management team have a long track record of delivering superior performance and creating value for shareholders. Since June 30, 1991, Forest’s share price has grown 774.2% at an 11.5% compounded annual rate, and the Company has split its stock three times two-for-one during the last 20 years.
The strength of Forest’s business and balance sheet has enabled us to devote significant capital to business development opportunities while regularly returning capital to our shareholders.
•	Over the past 20 years, the Company has returned approximately $4.8 billion of capital to shareholders through stock repurchases.

•	In the past year alone, Forest has repurchased over $1 billion in stock through accelerated share repurchase programs.

•	In addition, the Company has an open authorization to repurchase up to an additional 27.0 million shares.

•	The Company has the capital and a solid balance sheet to fund additional new business opportunities and execute additional share repurchases.
The following chart details the value created for and distributed to Forest shareholders over the past 20 years:
The Forest Board and Management Team Have Created Billions for Stockholders(1)
Last Twenty Years
$ Billions
Note:
1. Market data as of June 30, 2011
Source — CapIQ
We Believe Forest’s Nominees To Be Far More Qualified Than Icahn’s
All ten Forest candidates are committed to transparency and responsiveness, and will work on behalf of all investors and ensure board-level focus on maximizing the potential of our robust pipeline. Our slate represents an appropriate balance of new perspectives and board members who have helped build value and execute the Company’s strategy over the longer term.

In addition to our highly qualified incumbent directors, we have nominated three outstanding new independent candidates with strong executive experience, no prior relationships with the Company, and no conflicts with Forest. These “new 3” independent nominees — Christopher Coughlin, Gerald Lieberman and Brent Saunders — are highly accomplished professionals who bring to the Board their operational skills, financial acumen, investor perspective, compliance expertise, and corporate governance experience that will be instrumental to our future growth and success. We anticipate that these new independent directors would make significant contributions to our board and join our continuing directors on the key Board committees, and with their election, Forest will have added six new directors in the past five years.
Leading Proxy Advisory Firms Recommend that Shareholders
Support Forest’s Nominees
We are gratified that three independent proxy advisory firms have announced their strong support for Forest’s nominees. We believe the following recommendations reflect our strong track record of developing new products, the high caliber of our director candidates and the balance of valuable experience and new perspectives we have assembled on our slate:
•	Institutional Shareholder Services (ISS) said that Icahn “has not demonstrated a compelling case that change at the Board level is needed”[1] and recommended FOR ALL 10 of Forest’s nominees.

•	Egan-Jones stated it was “not convinced that the election of the dissidents’ slate of nominees...would work to the benefit of shareholders”[2] and recommended FOR ALL 10 of Forest’s nominees.

•	Glass Lewis rejected all but one of Icahn’s nominees, thereby effectively supporting 9 OUT OF 10 of Forest’s nominees.
Icahn’s Nominees Have Failed In Our View to Prove They Deserve Your Support
Reject Their Bid For Your Vote — Do Not Sign the Gold Proxy Cards

[1]	ISS Proxy Report, August 10, 2011, p. 24

[2]	Egan-Jones Proxy Report, July 28, 2011, p.6

We believe Icahn has offered no good reasons to elect his hand-picked nominees, who lack operational experience, have in our view significant conflicts of interest and have shown themselves as not understanding Forest’s business.
•	Richard Mulligan and Eric Ende have no previous corporate operating or management experience and have no expertise in compliance or governance. During Richard Mulligan’s six years of combined service as a director of ImClone, Biogen Idec and Enzon, none of these companies had a new product approved in the U.S.

•	During Alex Denner’s involvement with ImClone, Biogen Idec, Amylin and Enzon, none of these companies had a new product approved in the U.S. Denner also was tasked with finding a new CEO for Enzon and has failed for a year and a half to find a permanent replacement.

•	We believe Alex Denner and Richard Mulligan are seriously conflicted due to their service as directors on the Boards of Biogen Idec and Amylin, two companies that compete with Forest for new product licensing and acquisition opportunities in important and overlapping therapeutic areas.

•	Lucian Bebchuk has no pharmaceutical or operating experience, and his limited public company board experience is less than five months on the board of Norilsk Nickel, a Russian mining company.

•	None of Icahn’s four nominees have been on the board of any company when it has received a New Chemical Entity (NCE) or Biological License Application (BLA) approval.
Late last week, Icahn nominee Alex Denner made generic assertions about “applying return on investment rigor” and promised to focus “on medicines prescribed by primary-care physicians and seek ways to reduce spending.” While these superficial sound bites may get media attention, they do not constitute a real strategy and underscore Denner’s apparent lack of understanding of Forest’s business.
It is telling that Denner, who purports to have experience qualifying him to be a director, would make such uninformed assertions. Anyone who had taken the time to study our business would know that the core of Forest’s marketing strategy has always been focused on primary care and the few non-primary care products Forest does have are highly profitable because they have lower marketing costs. In addition, we believe our shareholders and analysts understand that cutting spending while launching five new products is a recipe for failure.
* * * * * *
We also are pleased to announce that we recently reached an agreement with plaintiffs who were seeking to enjoin Forest’s Annual Meeting from proceeding as planned. In connection with this agreement, Forest today is filing with the Securities and Exchange Commission and is posting to its website (www.FRX2011annualmeeting.com) a copy of the complaint along with certain additional information. We are very pleased to have resolved this aspect of the matter so quickly.
TIME IS SHORT — SHOW YOUR SUPPORT FOR FOREST’S NOMINEES — VOTE
THE WHITE PROXY CARD BY TELEPHONE OR INTERNET TODAY!
Support your Board by voting the WHITE proxy card by telephone or internet TODAY. We also urge you to DISCARD ANY GOLD PROXY CARD sent to you by Carl Icahn. If you have already returned a gold proxy card, you can change your vote by internet or phone, using the information on your WHITE proxy card. Only your latest dated proxy card will be counted.
Shareholders who have questions or need assistance voting their shares can e-mail frxproxy@mackenziepartners.com or call MacKenzie Partners toll-free at (800) 322-2885.
Over the past few weeks, we have had many meetings and conversations with stockholders who have shared their views on a wide range of topics, including Forest’s corporate governance. We appreciate this input and remain committed to continuing to build value for our shareholders and striving for the highest standards of corporate governance.
On behalf of Forest’s Board of Directors, we thank you for your continued support.
Sincerely,
/s/
Howard Solomon
Chairman of the Board and Chief Executive Officer

/s/
Kenneth Goodman
Presiding Independent Director
Forward Looking Information
Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.
Important Additional Information
Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.
This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:
105 Madison Avenue
New York, NY 10016
frxproxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885

Investor Contact:
Frank J. Murdolo
Vice President – Investor Relations, Forest Laboratories, Inc.
1-212-224-6714
Frank.Murdolo@frx.com
Media Contacts:
Sard Verbinnen & Co
Hugh Burns/Renee Soto/Lesley Bogdanow
1-212-687-8080
Additional Investor Contacts:
MacKenzie Partners
Dan Burch
1-212-929-5748
Charlie Koons
1-212-929-5708
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Forest Laboratories, Inc. visufrx.com | r ~WMl Presentations & Materials i (Lff** i Date Title •n 1 — 08.11.2011 Forest Labs — Kev Considerations for Shareholders . / A — f I ^k 08.08.2011 Forest Labs — We Believe Icahn’s Nominees are Conflicted 08.05.2011 Forest Labs — A Leading Pharmaceutical Company 08.04.2011 Icahn’s August 3rd Claims are Filled with Misrepresentations 07.28.2011 Forest Labs — A Leadi ng Pharma Company Submission on Behalf of Howard Solomon to the HHS-OIG from Davis Polk & 06.13.2011 Wardwell LLP 04.05.2011 FRX Board Meeting Minutes from April 5. 2011 03.29.2011 FRX Presentation to the HHS-OIG from Debevoise & Plimpton LLP Letters & Additional Information Date Title 08.15.2011 Supplemental Disclosure and Copy of John Hawlev Trust NY Complaint 08.05.2011 Case Closure Letter to Howard Solomon from the HH S-OIG 07.25.2011 Letter from Dr. Jorge Gallardo. Chairman of the B oard. Almirall 07.18.2011 Lelier from Peter M. Hecht. CEO. Ironv.’QQd Pharmaceuticals 05.23.2011 Letterfrom Lisa A. Rickard. President. U.S. Chamber Institute for Legal Reform

Date Title 08.15.2011 Supplemental Disclosure and Copy of John Hawlev Trust NY Complaint 08.05.2011 Case Closure Letter to Howard Solomon from the HH S-OtG 07.25.2011 Letter from Dr. Jorge Gallardo. Chairman off the Board. Almirall 07.18.2011 Letter from Peter M. Hecht. CEO. Ironwood Pharmaceuticals 06.23.2011 Letter from Lisa A. Rickard. President. U.S. Chamber Institute for Leoal Reform 06.15.2011 Letter from John J. Castellani. President and CEO. PhRMA 04.18.2011 Letter from Dr. Jochen Huckmann. Shareholders’ Council. Merz Letter from Peter Clark, Office of Inspector General. Dept. of Health & Human 04.08.2011 Services 03.30.2011 FRX Letter to the HH S-OIG from Debevoise & Plimpton LLP News Reports Date Title 08.06.2011 “Forest Chief Prevails Over U.S.” — The Wall Street Journal 05.05.2011 “Forest Firing — The government seeks to sack an innocent boss” — The Economist 05.02.2011 “Kathleen Soitzer "-The Wall Street Journal 04.29.2011 “The Government’s Power to Oust a C.E.O.” — DealBook. The New York Times 04.26.2011 “U.S. Effort to Remove Drug CEO Jolts Firms” — The Wall Street Journal HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS S MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT ©2011 Forest Laboratories, Inc. | Important Information

Introductory Note
     On August 15, 2011, Forest Laboratories, Inc. (“Forest” or the “Company”) sent an open letter to shareholders recommending that Forest shareholders vote the WHITE proxy card for all ten Forest nominees at its 2011 Annual Meeting on August 18, 2011. The letter refers to the Company having reached an agreement with plaintiffs who were seeking to enjoin the annual meeting. More detail is below. The summary of the litigation is qualified in its entirety by reference to the text of the full complaint, which is attached as Annex A.
     Agreement in John Hawley Trust v. Solomon, et al. Litigation
     The John Hawley Trust, by its Trustee John Hawley, commenced shareholder class and derivative litigation purportedly on behalf of Forest Laboratories, Inc. (“Forest” or the “Company”) in the Supreme Court of the State of New York, County of New York (the “Action”) on August 3, 2011. The Action is captioned John Hawley Trust v. Solomon, et al., Index No. 652154/2011. The complaint, which is attached hereto as Annex A, names as defendants Howard Solomon, Nesli Basgoz, William J. Candee III, George S. Cohan, Dan L. Goldwasser, Kenneth E. Goodman, Lawrence S. Olanoff, Lester B. Salans, and Peter J. Zimetbaum, as well as the Company as a nominal defendant. The complaint’s factual allegations concern Forest’s decision to support its CEO, Howard Solomon, in connection with a potential exclusion action that was considered by the Office of the Inspector General for the Department of Health and Human Services (“HHS-OIG”) (consideration of which was subsequently dropped by the HHS-OIG on August 5, 2011); the 10-person slate proposed for election at the annual meeting and actions related thereto; and the Company’s director and executive compensation programs. The complaint alleges that Forest’s directors breached their fiduciary duties to the Company and its shareholders in connection with these actions and related proxy statement disclosures. In connection with these claims, the complaint sought both monetary damages and an order enjoining the August 18, 2011 annual meeting pending correction of the alleged disclosure deficiencies. On August 4, 2011, the Court granted plaintiff’s application for an order to show cause why the Court should not preliminarily enjoin Forest’s annual meeting and set a hearing for August 9, 2011. On August 5, 2011, however, the parties reached an agreement by which Forest, partially in response to the filing of the Action, agreed to make certain additional disclosures related to the subject matter of plaintiff’s action and, in exchange, the plaintiff agreed to withdraw its request for preliminary injunctive relief, which it did by letter to the Court on August 8, 2011. Although the plaintiff no longer seeks to enjoin the annual meeting, the claims remain pending. The defendants believe the case is without merit and intend to defend themselves vigorously.
Supplemental Disclosure re: Recommendation that Shareholders Vote the WHITE Proxy Card For All Ten Forest Nominees
From June 13, 2011 through July 15, 2011, the Forest board undertook an in-depth process to consider whether to recommend new candidates for the Forest board, culminating with the unanimous decision of the board, taken at its meeting of July 15, to expand the board to ten members and propose three new directors (in addition to seven current directors) to Forest stockholders. This deliberative process included multiple meetings of the full Board, separate meetings of the Nominating and Governance Committee, consideration of over 40 possible director candidates and meetings and interviews with selected candidates, with input and advice from Heidrick & Struggles, a leading executive search and recruiting firm, and other advisors.
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Annex A — Complaint [Separately filed under Schedule DEFA14A Cover]